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                            SUPPLEMENT TO PROSPECTUS
                     AND STATEMENT OF ADDITIONAL INFORMATION
                   OF SELECT ADVISORS VARIABLE INSURANCE TRUST
                IN CONNECTION WITH THE EMERGING GROWTH PORTFOLIO

                  THIS SUPPLEMENT IS DATED SEPTEMBER 19, 1997.

         The Prospectus and Statement of Additional Information of Select Advisors Variable Insurance Trust, each dated May 1, 1997, are hereby supplemented as follows:

ACQUISITION OF WESTFIELD

         Westfield Capital Management Company, Inc. ("Westfield"), one of the Portfolio Advisors to the Emerging Growth Portfolio (the "Portfolio") of the Select Advisors Variable Insurance Trust (the "Trust"), and all of the owners of Westfield's outstanding capital stock have entered into an Agreement and Plan of Merger (the "Merger Agreement") as of August 13, 1997, with Boston Private Bancorp, Inc. ("BPB") and its wholly owned subsidiary, Boston Private Investment Management, Inc. Upon consummation of the Merger Agreement, Westfield will become an indirect wholly owned subsidiary of BPB.

         As required by the Investment Company Act of 1940, the Portfolio Advisory Agreement (the "Existing Portfolio Advisory Agreement") with Westfield will terminate at the effective time of the merger (the "Effective Time"). At a meeting held on September 18, 1997, the Board of Trustees of the Trust approved a new portfolio advisory agreement (the "New Portfolio Advisory Agreement") for the Portfolio with Westfield, which will become effective at the Effective Time. Except for different effective and termination dates, the terms of the New Portfolio Advisory Agreement are identical to the terms of the Existing Portfolio Advisory Agreement. A meeting of shareholders of the Portfolio is scheduled for October 30, 1997, to consider the New Portfolio Advisory Agreement.

         At the Effective Time, the stockholders of Westfield will have the right to receive a maximum aggregate of 3,918,367 shares of BPB common stock, $1.00 par value (the "BPB Common Stock"), per share for their shares of Westfield. As of September 16, 1997, the closing price of BPB Common Stock was $8.750 per share (as reported on the Nasdaq SmallCap Market). Since January 1, 1997 until September 11, 1997, the closing price of BPB Common Stock has ranged from $4.875 per share to $8.750 per share. The purchase price is subject to certain adjustments, based on, among other things, changes in advisory revenues as measured just prior to the Effective Time. The consummation of the merger is also subject to prior satisfaction of several conditions, including that Westfield shall have obtained consents from, or entered into new contracts with, clients representing advisory revenues equal to not less than 80% of the advisory revenues of Westfield as of July 31, 1997.

         In addition, the officers and employees of Westfield will be eligible to participate with the officers and employees of BPB and certain of its other subsidiaries in BPB's 1997 Long-Term Stock Incentive Plan. Certain employees of Westfield will receive options to purchase a total of 75,000 shares of BPB Common Stock at an exercise price equal to the fair market value of such stock on the date of grant.

         Westfield will continue to use "Westfield" as part of its name after the Effective Time. Each of Westfield's senior portfolio managers has entered into an employment agreement with Westfield and BPB which will become effective at the Effective Time. Upon consummation of the merger, Timothy L. Vail, President and CEO of BPB, will become Chairman of the Board and a Director of Westfield.

         BPB, Boston, Massachusetts was established in May, 1987. BPB is the parent company of Boston Private Bank & Trust Company, a private bank serving clients in New England with banking and investment products. Currently, BPB's investment management and trust services business has approximately $876 million of assets under management.